The Hertz Corporation May 30, 2017

2 Forward-Looking Statements Certain statements contained in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements give our current expectations or forecasts of future events and our future performance and do not relate directly to historical or current events or our historical or current performance. Most of these statements contain words that identify them as forward looking, such as “anticipate”, “estimate”, “expect”, “project”, “intend”, “plan”, “believe”, “seek”, “will”, “may”, “opportunity”, “target” or other words that relate to future events, as opposed to past or current events. Forward-looking statements are based on the expectations, forecasts and assumptions of our management as of the date made and involve risks and uncertainties, some of which are outside of our control, that could cause actual outcomes and results to differ materially from current expectations. For some of the factors that could cause such differences, please see the sections of our annual report on Form 10-K for the year ended December 31, 2016 entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements.” Copies of this report are available from the Securities and Exchange Commission (“SEC”), on our website or through our Investor Relations department. We cannot assure you that the assumptions under any of the forward-looking statements will prove accurate or that any projections will be realized. We expect that there will be differences between projected and actual results. These forward- looking statements speak only as of the date made, and we do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. We caution prospective lenders not to place undue reliance on forward-looking statements. All forward-looking statements attributable to us are expressly qualified in their entirety by the cautionary statements contained herein and in our annual report described above.

3 Disclosure on Financials in Presentation Hertz Global Holdings, Inc. (“HGH”) is the ultimate parent company of The Hertz Corporation (“Hertz”, “Company,” “we,” “us” and “our”). GAAP and non-GAAP profitability metrics for Hertz, the wholly owned operating subsidiary, are materially the same as those for HGH. The Company has three reportable segments as follows:  U.S. Rental Car (“U.S. RAC”) – rental of vehicles (cars, crossovers and light trucks), as well as sales of ancillary products and services, in the United States and consists of the Company’s United States operating segment;  International Rental Car (“International RAC”) – rental and leasing of vehicles (cars, vans, crossovers and light trucks), as well as sales of ancillary products and services, internationally and consists of the Company’s Europe and Other International operating segments, which are aggregated into a reportable segment based primarily upon similar economic characteristics, products and services, customers, delivery methods and general regulatory environments;  All Other Operations – primarily consists of the Company’s Donlen business which provides vehicle leasing and fleet management services, together with other business activities, which represents less than 2% of revenues and expenses of the segment. In addition to the above reportable segments, the Company has corporate operations (“Corporate”) which includes general corporate assets and expenses and certain interest expense (including net interest on non-vehicle debt). Adjusted Corporate EBITDA, Adjusted Corporate EBITDA Margin, Gross EBITDA, Corporate EBITDA and Credit Agreement Adjusted Corporate EBITDA are non-GAAP measures within the meaning of Regulation G. A reconciliation of income (loss) from continuing operations before income taxes to Adjusted Corporate EBITDA is included in the appendix of this presentation. Adjusted Corporate EBITDA margin is calculated as the ratio of Adjusted Corporate EBITDA to total revenues. Reconciliations of Income (loss) from continuing operations before income taxes to Adjusted Corporate EBITDA on a segment basis for HGH are included in schedules to HGH’s earnings releases, and with respect to 2013 in HGH’s Form 8- K filed on November 9, 2015, which amounts are the same for the Company as for HGH. We regularly borrow amounts available to us under our credit facilities and use the proceeds thereof to invest in our business and to manage our working capital and liquidity needs. Except as otherwise described herein, the information set forth in this presentation does not reflect changes that have occurred in any outstanding balances, including our cash and cash equivalents or outstanding indebtedness, since March 31, 2017. Amounts shown in this presentation, unless otherwise indicated, are for Hertz.

Business Overview

5 Hertz is Built on a Foundation of Strong Assets... Top 10 Used Car Company in the United States Iconic Business Operating through Distinguished Hertz, Dollar & Thrifty Brands  Strong Global Footprint with ~9,700 Corporate and Franchisee Locations Worldwide Stable and Profitable International RAC Segment Resilient Corporate and Affinity Partnerships and Consumer Loyalty Program Industry Leading Large Company Leasing Business through Donlen     

...That We Believe Will Drive Future Growth and Profitability...

Iconic Business & Well-Recognized Brands

- One of three major players in the North American car rental industry with ~$9 billion in revenue in 2016

Hertz Thrifty dollar. DONLEN A Hertz Company

Strong Global Footprint

- ~9,700 locations in the United States, Australia, New Zealand as well as all major markets in Europe
- Rental locations in ~150 countries

2016 Revenue by Geography



International Revenue 24%
U.S. Revenue 76%

Stable & Profitable International RAC Segment

Historical Revenue Profile



($ in billions)
$9.2
$9.5
$9.0
$8.8
2013
2014
2015
2016
International RAC
Other Ops
U.S. RAC

Leading Donlen Leasing Business

- Fleet management expertise enables Hertz to further participate in evolving mobility landscape
- As of year-end 2016, ~175,000 vehicles at Donlen

Resilient Partnerships & Consumer Loyalty Program

- Announces long-term strategic partnership with Localiza, South America's largest rental car company
- Announces partnership with CAR Inc. providing exposure to fast growing market in China
- Rapidly growing customer loyalty program, with over 10 million members globally

Top 10 Used Car Company in the United States

- As measured by units sold, 9th largest used car company in the United States through 80 retail outlets
- 65% of re-marketing through higher-yielding, non-auction channels

Hertz dollar. Thrifty DONLEN A Hertz Company

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…With Int’l and Donlen Providing a Stable Earnings Base…

Int’l RAC and Donlen represent ~50% of Q1 2017 LTM Adj. Corporate EBITDA

% Q1 2017 LTM Revenue By Segment


Donlen
7%
Int'l
RAC
24%
U.S.
RAC
69%

% Q1 2017 LTM Adj. Corp. EBITDA By Segment[1]


Donlen
13%
U.S.
RAC
48%
Int'l
RAC
39%

International RAC

Revenue


$2,378
$2,436
$2,148
$2,097
$2,075
2013
2014
2015
2016
LTM Q1 2017

Adj. Corp. EBITDA


$175
$188
$255
$228
$220
2013
2014
2015
2016
LTM Q1 2017

- We believe we have a leading market share position in major European airports[2]
- Highly recurring franchisee revenue of over $117 million (Q1 2017 LTM)
- 58%[3] program vehicles for International RAC
  - Less volatile used car market

All Other Operations (Includes Donlen)

Revenue


$527
$568
$583
$592
$600
2013
2014
2015
2016
LTM Q1 2017

Adj. Corp. EBITDA


$53
$60
$66
$69
$72
2013
2014
2015
2016
LTM Q1 2017

Donlen

- Diversified blue-chip customer base with virtually zero credit losses over last five years
- Strong growth with additional opportunities in ride sharing
- Highly recurring revenue and EBITDA
- A leading technology innovator for services in the fleet leasing industry

Note: $ in millions.

[1] Excludes corporate operations, which includes general corporate assets and expenses and certain interest expense (including net interest on non-vehicle debt).

[2] Based on locations where data regarding rental concessionaire activity is available.

[3] Purchases for year-ended December 31, 2016.

Hertz dollar. Thrifty DONLEN A Hertz Company

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...and Successfully Navigate Industry Headwinds

1 **Pricing Pressures**	▪ Pricing has historically responded to changes in fleet costs, but typically lags ~9 months ▪ Over-fleeting has created "high" pricing pressure environment ▪ Hertz is positioning itself to capture quality demand through investments in revenue management systems and improve pricing through fleet optimization
2 **Fleet Management**	▪ Hertz historically fleeted to an aspirational growth assumption resulting in overfleeting ▪ Furthermore, oversupply of used cars entering the market is expected to continue pressuring residual values ▪ Hertz is actively resizing its fleet to reduce risk of overfleeting and intends to negotiate model year 2018 purchases at prices that reflect the residual market environment ▪ Over time Hertz intends to optimize the mix of vehicles in a manner that maximizes RPD and provides responsiveness to changing levels of car rental demand
3 **Competitive Threat From Ride Share Operators**	▪ Ride share operators have emerged as alternative transportation under certain use cases — We believe this reflects only a small percentage of our revenue base ▪ Modest negative impact on shorter duration car rentals (1-3 days) — Presents profitable partnership opportunities ▪ Currently have agreements with Uber and Lyft to supply drivers with 1-week to monthly rentals ▪ Despite their presence, top 100 U.S. airport industry revenue grew nearly 3% in 2016 vs. 2015

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9 Pricing Pressures are Historically Transient and Our Fleet Strategy will Drive Long Term Revenue Quality  Car rental pricing has historically been driven by fleet utilization and fleet costs, though price usually lags depreciation changes by ~9 months  Rational fleeting will improve quality of revenue booked 1 Balancing Fleet Supply to Demand is Key to Pricing Improvement Fleeting Below Peak Demand Drives Enhanced Revenue Quality  Flexing up vehicle supply to support demand leads to reduced reliance on lower quality revenue to backfill troughs  Reduces invested capital in fleet and improves revenue per unit per month Price Has Historically Adjusted to Higher Industry Depreciation, and it is Usually on a 9 Month Lag Note: All data represents U.S. RAC Hertz brand only (excludes Dollar Thrifty). FY02 to FY13 data does not include impacts related to the restatement. “Rental Revenue per Transaction Day” defined as (net T&M revenue + products + coverage) / transaction days. “Vehicle Carrying Costs per Transaction Day” defined as (net depreciation + vehicle interest) / transaction days. $0 $5 $10 $15 $20 $20 $25 $30 $35 $40 $45 FY02 FY03 FY04 FY05 FY06 FY07 FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15 FY16 US RAC Historical Pricing vs Vehicle Costs Correlation Vehicle Carrying Costs per Transaction Day Rental Revenue per Transaction Day R e n ta l R e v e nue pe r T ra ns a c ti on D a y V e h ic le C a rr y ing C os ts pe r T ra ns a c tion D a y

10 Fleet Optimization To Better Align with Industry Demands  Aggressively sold vehicles in 1Q 2017 to right size fleet capacity, despite industry residual weakness  Expect fleet optimization initiatives to be completed by end of 2Q 2017 2 490 499 490 485 161 167 169 173 170 173 164 175 821 839 823 833 2013 2014 2015 2016 U.S. RAC International RAC Donlen Average Vehicle Fleet Over Time (000s)  Optimized fleet improves pricing, reduces operational cost volatility, and improves time of fleet remarketing  Should allow for YoY utilization improvements in back half 2017

11 Emergence of Ride Share Operators Presents Potential Growth Opportunities 3  Proactively established partnerships with Uber and Lyft to supply U.S. drivers with cars under specified rental agreement, turning ride-sharing into a revenue opportunity  Enhancing ease and speed of rental car service via mobile applications and “counter-less” checkout  Improves fleet utilization of off-airport, a business that typically experiences lower demand than on-airport as a result of including a minimum one-week rental  Used as a sales channel for older vehicles that are nearing rotation out of fleet  Enables Hertz to extend the useful life of a revenue earning asset at a time when the depreciation curve is less steep Rental Period (Days) 0-1 2-3 4-5 6+ Miles per Day <10 4% of Total Revenue 10 – 30 30 – 60 60+ Revenue most vulnerable to ride-sharing Limited U.S. RAC Revenue Vulnerability to Ride-Sharing Ride-Sharing Partnership Highlights

12 We Are Materially Changing Our Approach to Managing the Business… New Approach Past Practice Investment in Core Business  Deferral or elimination of spending deemed to be non-critical  Identify and invest in strategically important initiatives to support business objectives Get the Vehicle Right and Manage Through Industry Headwinds  Reliance on industry pricing uplift to offset increasing vehicle costs  Optimize vehicle procurement and actively manage vehicle remarketing strategy Business Planning Opportunities  Aspirational forecasting that over- estimated days and rate potential  Fleet slightly below peak levels to better align capacity with demand Revenue, Marketing and Sales Upside  Dependence on lower quality volume to fill troughs  Passive approach to historical market strength in Corporate business  Optimize market segmentation and invest in analytics Customer First Approach  Pre-assignment of cars and alignment of incentives and metrics around productivity  Implement Ultimate Choice® and mobile app  Align key resources on improved product and service quality

… and Measurable Progress is Already Being Delivered…

	Opportunity	Current State
Vehicle Fleet	▪ Improve vehicle mix ▪ Provide competitive trim and choice ▪ Meet free upgrade performance targets	▪ Compact mix declined 400 basis points in Q1 2017 vs. Q1 2016 and was under 17% of fleet at the end of April 2017 ▪ Invested ~$70mm in trim and premium vehicles ▪ Improved upgrades at top 20 U.S. airports from 45% in September 2016 to currently near 80% for Platinum and President's Circle members
Operations	▪ Update service delivery model and improve speed and convenience ▪ Improve agent training, incentive design and service ▪ Provide clean cars consistently	▪ Ultimate Choice new service delivery model on track and projected to be in 60% of total airport revenue markets by mid-year 2017 and 80% by year-end 2017 ▪ Agent incentives adjusted to focus on service and productivity ▪ Over 70 new car washes will be installed by mid-year 2017 and new cleaner standards in place
Technology	▪ Modernize IT Platform	▪ As of June 1, 2017, next generation revenue management system live in 100% of U.S. markets ▪ Modernized e-commerce platform scheduled for completion by year-end 2017 ▪ New fleet accounting, management and reservation and rental systems in process to be delivered in 2018 and early 2019
Brand & Marketing	▪ Invest in marketing and e-commerce activities ▪ Reposition brand and segment customers with brands never executed since Dollar Thrifty acquisition	▪ Investing incremental dollars in partnerships and e-commerce activities ▪ Brand repositioning and market segmentation work-in-progress

Hertz dollar Thrifty DONLEN A Hertz Company
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… With Improved Cost Structure and Investments to Drive Further Cost Take-outs

IT Platform / Cost of Delivery

- IT outsourcing
- Customer relationship management system
- Global fleet management system

US RAC Direct Operations Expenses

- Vehicle damage collections process
- Labor productivity improvements
- Improved sourcing

Back Office Optimization and General Overhead

- Outsourced accounts payable operations
- Outsourced US claims processing
- Reduced strategic consulting spend
- Streamlined vehicle administrative operations

Consolidated Cost Savings

- **FY:17E expected savings of ~$160M**
- **FY:16 realized savings of ~$350M**
- **FY:15 realized savings of $229M**

Cost Efficiency Remains a Priority

Note: Consolidated Unit Costs Metrics Reflect Initiative Progress.

Hertz dollar Thrifty DONLEN A Hertz Company

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15 Significant Recent Investment Hertz’s Core Competencies Diversified Revenue and Earnings Streams Strong Global Presence and Network Iconic Global Brand Global Partnerships and Consumer Loyalty Program Vehicle Fleet Mix Information Technology and Systems Operations Brand Strategy & e-commerce Long-Term, Sustainable Cash Flow Growth Defensible Market Position Return to Competitive Margins Hertz – Positioned for Strength and Profitable Growth

16 Key Credit Highlights Flexible Pro Forma Capital Structure & Attractive Maturity Profile 7 Significant Structural Protection for Notes 6 Diversified Business Mix 1 Major Player in Consolidated Rental Car Industry 2 Recent Investments are Expected to Improve Profitability 3 Limited Vulnerability & Role to Play in Evolving Mobility Landscape 5 Liquid Asset Base & Variable Cost Structure Provides Cyclical Durability 4

Financial Overview

18 Attractive Financial Attributes Strong Free Cash Flow Generation Largely Discretionary Non-fleet Capex Significant Tax Assets (NOLs) Resulting in Low Cash Taxes Strong Liquidity Position with No Significant Near- Term Corporate Maturities Highly Variable Cost Structure Liquid Fleet Assets with Embedded Equity No Structural Reasons Why Hertz Cannot Achieve Competitive Industry Margins

19 Recent Financial Results $9,236 $ 9,475 $ 9,017 $ 8,803 $ 8,736 2013 2014 2015 2016 Q1 2017 LTM $ 1,302 $ 630 $ 858 $ 553 $ 416 2013 2014 2015 2016 Q1 2017 LTM 7% 10% 5% 6% 14% $ 997 $ 299 $ 608 $ 419 $ 274 2013 2014 2015 2016 Q1 2017 LTM 3% 7% 5% 3% 11% Note: $ in millions. Charts shown represent consolidated data for The Hertz Corporation. ¹ Adjusted Corporate EBITDA margin is calculated as the ratio of Adjusted Corporate EBITDA to total revenues. ² Capex excludes fleet related investments. Revenue Adj. Corporate EBITDA & Margin¹ Adj. Corporate EBITDA-Capex & Margin2

Q1 2017 U.S. RAC Performance

U.S. RAC YoY Quarterly Results

Revenue


0%
(2%) (2%)
(4%)
(8%)
Q1'16 Q2'16 Q3'16 Q4'16 Q1'17

Days


6%
2%
1% 1%
(1%)
Q1'16 Q2'16 Q3'16 Q4'16 Q1'17

Total RPD


(3%) (1%) (3%)
(8%)
(10%)
Q1'16 Q2'16 Q3'16 Q4'16 Q1'17

Vehicle Utilization (bps)


540 660
(60) (100) (310)
Q1'16 Q2'16 Q3'16 Q4'16 Q1'17

Capacity


4%
3%
2%
(2%)
(5%)
Q1'16 Q2'16 Q3'16 Q4'16 Q1'17

Total RPU


0%
(2%)
(4%) (3%)
(8%)
Q1'16 Q2'16 Q3'16 Q4'16 Q1'17

U.S. RAC Pricing

- RPD declined 3% YoY, impacted by Easter holiday shift and customer mix
- Volume decreased 1%, due in part to the 2016 leap year
- Excluding leap year, business volume grew 1%, due to growth of ride sharing rental demand offset by weakness in corporate contracted volume

In Q1 2017, Hertz renewed ~$78mm of existing corporate portfolio at a 100% retention rate, with 19 new corporate accounts signed representing ~$8mm in incremental annual revenue

Note: Revenue is defined as total revenue excluding ancillary retail car sales. Capacity is average fleet, see calculation in Q1 2017 press release. Vehicle utilization is calculated as transaction days divided by capacity. Total RPU is calculated as total revenue divided by average fleet. Total RPD is calculated as total revenue excluding ancillary retail car sales divided by the total number of transaction days.

Hertz dollar. Thrifty DONLEN A Hertz Company
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U.S. RAC Fleet Management

- Rentable utilization 170 basis points lower 1Q 2017 vs 1Q 2016, as mild weather impacted demand in certain segments such as Insurance Replacement and certain sun destinations
- Expect fleet optimization initiatives to be completed by end of 2Q 2017
- Should allow for YoY utilization improvements in back half 2017
- Aggressively sold Risk cars in 1Q 2017 to right size capacity, despite industry residual weakness
- Sold 21% more risk vehicles YoY
- Outlook for FY17 residual decline adjusted from -3% to -3.5%
- Supply agreements with Uber / Lyft provide drivers with rental cars the company rotates out of its fleet

Non-Program Vehicle Disposition Channel Mix



41%
35%
42%
34%
24%
24%
1Q:17
1Q:16
Auction
Retail
Dealer Direct

Q1 2017 Vehicle Utilization YoY Basis Point Incr. / (Decr.)



Vehicle UTE
Rentable UTE
540
240
660
380
(60)
(60)
(100)
(50)
(310)
(170)
Q1'16
Q2'16
Q3'16
Q4'16
Q1'17

Note: Quarterly trends reflect seasonality. Rentable Vehicle Utilization is calculated by dividing transaction days by available car days, excluding fleet unavailable for rent e.g.: recalled, out of service, and vehicle in onboarding and remarketing channels.

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Sufficient Maintenance Covenant Headroom

Consolidated First Lien Leverage Ratio as of 3/31/17 was 2.4x. If Hertz elects to refinance credit facility indebtedness or reduce commitments with respect to the Senior RCF, this would create incremental covenant headroom as illustrated below[1]:

($ in millions)

		Additional Credit Facility Refinanced or Commitment Reductions (Pro Forma)		
	3/31/17	**$100 Million**	**$200 Million**	**$300 Million**
Senior Facilities[2]	$2,395	$2,295	$2,195	$2,095
Less: Issued and Undrawn Letters of Credit	(761)	(761)	(761)	(761)
Less: Unrestricted Cash (Netting Capped at $500mm)	(500)	(500)	(500)	(500)
Consolidated First Lien Indebtedness[3]	**1,134**	**1,034**	**934**	**834**
Credit Agreement Adjusted Corporate EBITDA[4]	470	470	470	470
Consolidated First Lien Leverage Ratio	**2.4x**	**2.2x**	**2.0x**	**1.8x**
Minimum Adjusted Corporate EBITDA for Covenant Compliance	*$349*	*$318*	*$287*	*$257*
Cushion to Credit Agreement Adjusted Corporate EBITDA ($)[5]	*$121*	*$152*	*$183*	*$213*
Cushion to Credit Agreement Adjusted Corporate EBITDA (%)	*25.8%*	*32.3%*	*38.9%*	*45.3%*

Our Consolidated First Lien Leverage Ratio is tested each quarter and must not exceed the thresholds outlined below:

YE'16	**1Q'17-3Q'17**	**4Q'17+**
3.0x	3.25x	3.0x

Pro forma for the transaction, we will maintain ample liquidity and flexibility to operate the business through near-term headwinds

[1] Hertz is continuing to evaluate its refinancing options with the remaining proceeds of the offering of its 5-year Senior Second Priority Secured Notes following the redemption of the 2018 Notes and the 2019 Notes. Such refinancing options include (1) repayments of outstanding borrowings and/or commitment reductions with respect to Hertz's Senior Facilities and/or (2) repurchases and/or redemptions of certain of Hertz's other senior unsecured notes. Hertz can give no assurance as to the use of any funds for any credit facility refinancing or commitment reductions and therefore the figures set forth above should be viewed as illustrative only.

[2] Comprises Senior RCF commitments and Senior Term Loan principal outstanding.

[3] As defined in the Senior RCF Credit Agreement.

[4] Credit Agreement Adjusted Corporate EBITDA defined as $416M LTM Adjusted Corporate EBIDTA + $54M Other Adjustments as permitted in calculating covenant compliance under the Senior Facilities Credit Agreement.

[5] Calculated as Credit Agreement Adjusted Corporate EBITDA less (Consolidated First Lien Indebtedness divided by 3.25).

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Q&A

Appendix B: Supplemental Materials

Adjusted Corporate EBITDA Reconciliation

	LTM 3/31/2017	Three Months Ended March 31, 2017	Three Months Ended March 31, 2016	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Non-GAAP Reconciliation							
Income (loss) from continuing operations before income taxes	$(686)	$(293)	$(76)	$(469)	$132	$(231)	$394
Depreciation and amortization	2,942	759	683	2,866	2,707	2,996	2,499
Interest, net of interest income	602	129	150	623	599	617	644
Gross EBITDA	**2,858**	**595**	**757**	**3,020**	**3,438**	**3,382**	**3,537**
Revenue earning vehicle depreciation and lease charges, net	(2,686)	(701)	(616)	(2,601)	(2,433)	(2,705)	(2,234)
Vehicle debt interest	(282)	(71)	(69)	(280)	(253)	(277)	(302)
Vehicle debt-related charges[1]	25	7	10	28	42	31	32
Loss on extinguishment of vehicle-related debt[2]	6	–	–	6	–	–	–
Corporate EBITDA	**(79)**	**(170)**	**82**	**173**	**794**	**431**	**1,033**
Non-cash and stock-based employee compensation charges	15	7	5	13	16	9	33
Restructuring and restructuring related charges[3][4]	47	6	12	53	84	157	88
Sale of CAR Inc. common stock[5]	(12)	(3)	(75)	(84)	(133)	–	–
Impairment charges and asset write-downs[6]	370	30	–	340	57	24	40
Finance and information technology transformation costs[7]	64	19	8	53	–	–	–
Other[8]	11	1	(5)	5	40	9	108
Adjusted Corporate EBITDA	**$416[9]**	**$(110)**	**$27**	**$553**	**$858**	**$630**	**$1,302**
Capital Asset Expenditures, non-vehicle ("capex")	(142)	(54)	(46)	(134)	(250)	(331)	(305)
Adjusted Corporate EBITDA less capex	**$274**	**$(164)**	**$(19)**	**$419**	**$608**	**$299**	**$997**

Note: Amounts for the twelve months ended March 31, 2017 are calculated as the corresponding amounts for the three months ended March 31, 2017 plus the corresponding amounts for the year ended December 31, 2016 less the corresponding amounts for the three months ended March 31, 2016. $ in millions.

1. Represents debt-related charges relating to the amortization of deferred financing costs and debt discounts and premiums.
2. In 2016, amount represents $6 million of deferred financing costs written off as a result of terminating and refinancing various vehicle debt.
3. Represents expenses incurred under restructuring actions as defined in U.S. GAAP, excluding impairments and asset write-downs which are shown separately in the table. Also represents certain other charges such as incremental costs incurred directly supporting business transformation initiatives. Such costs include transition costs incurred in connection with business process outsourcing arrangements and incremental costs incurred to facilitate business process re-engineering initiatives that involve significant organization redesign and extensive operational process changes. Also includes consulting costs and legal fees related to the previously disclosed accounting review and investigation.
4. For the first quarter 2017, excludes $2 million of stock-based compensation expenditures included in restructuring and restructuring related charges.
5. Represents the pre-tax gain on the sale of CAR Inc. common stock.
6. For the first quarter 2017, represents a $30 million impairment of an equity method investment. In 2016, primarily comprised of a $172 million impairment of goodwill associated with the Company's vehicle rental operations in Europe, a $120 million impairment of the Dollar Thrifty tradename, a $25 million impairment of certain tangible assets used in the U.S. RAC segment in conjunction with a restructuring program and an $18 million impairment of the net assets held for sale related to the Company's Brazil operations. In 2015, primarily comprised of a $40 million impairment of an international tradename associated with the Company's former equipment rental business, a $6 million impairment of the former Dollar Thrifty headquarters, a $5 million impairment of a building in the U.S. RAC Segment and a $3 million impairment of a corporate asset. In 2014, primarily comprised of a $13 million impairment related to the Company's former corporate headquarters building in New Jersey and a $10 million impairment of assets related to a contract termination.
7. Represents external costs associated with the Company's finance and information technology transformation programs, both of which are multi-year initiatives that commenced in 2016 to upgrade and modernize the Company's systems and processes.
8. Includes miscellaneous, non-recurring and other non-cash items and, in the first quarter 2017, includes an adjustment to the carrying value of the Company's Brazil operations in connection with its classification as held for sale. In 2016, also includes a $9 million settlement gain from an eminent domain case related to one of the Company's airport locations. For 2015, also includes a $23 million charge recorded in relation to a French road tax matter, $5 million of costs related to the integration of Dollar Thrifty and $5 million in relocation expenses incurred in connection with the relocation of the Company's corporate headquarters to Estero, Florida. In 2014, also includes $10 million in acquisition related costs and charges, $9 million of costs related to the integration of Dollar Thrifty, and $9 million in relocation expenses incurred in connection with the relocation of the Company's corporate headquarters, partially offset by a $19 million settlement received in relation to a class action lawsuit filed against a vehicle manufacturer. In 2013, also includes $29 million of premiums paid on debt to redeem our 8.50% former European Fleet Notes, $62 million of acquisition costs and integration charges primarily related with our acquisition of Dollar Thrifty in 2012 and $6 million in costs associated with the relocation of our corporate headquarters.
9. LTM Adjusted Corporate EBIDTA. Excludes $54M add-back as permitted in calculating covenant compliance under the Senior RCF Credit Agreement.

25